UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2018

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-18761	47-1809393
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879
(Address of principal executive offices and zip code)

(951) 739 - 6200
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Monster Beverage Corporation (the “Company”) was held on June 7, 2018, at which the following matters were submitted to a vote of the stockholders.

Proposal No. 1.  To elect ten directors of the Company to serve until the 2019 annual meeting of stockholders.

In accordance with the results below, the following individuals were re-elected as directors of the Company and received the number of votes set opposite their respective names.

Director	Votes For	Votes Withheld	Broker Non-Votes
Rodney C. Sacks	481,608,017	23,619,852	17,245,222
Hilton H. Schlosberg	459,129,870	46,097,999	17,245,222
Mark J. Hall	475,065,603	30,162,266	17,245,222
Norman C. Epstein	453,625,664	51,602,205	17,245,222
Gary P. Fayard	493,330,923	11,896,946	17,245,222
Benjamin M. Polk	490,638,885	14,588,984	17,245,222
Sydney Selati	465,494,508	39,733,361	17,245,222
Harold C. Taber, Jr.	443,806,505	61,421,364	17,245,222
Kathy N. Waller	479,485,948	25,741,921	17,245,222
Mark S. Vidergauz	477,074,201	28,153,668	17,245,222

Proposal No. 2.  To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

In accordance with the results below, the appointment of Deloitte & Touche LLP was ratified and approved.

Votes For	Votes Against	Abstentions
509,351,137	12,419,736	702,217

Proposal No. 3.  To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

In accordance with the results below, the compensation of the Company’s named executive officers was approved on a non-binding, advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
429,377,112	75,428,305	422,452	17,245,222

Proposal No. 4.  To consider a stockholder proposal regarding a report containing the criteria and analytical methodology used to determine the Company’s conclusion of “minimal risk” of slavery and human trafficking in its sugarcane supply chain.

In accordance with the results below, the stockholder proposal regarding a slavery and human trafficking report was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,950,064	394,037,750	13,240,055	17,245,222

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: June 12, 2018	/s/ Hilton H. Schlosberg
Hilton H. Schlosberg
Vice Chairman of the Board of Directors,
President and Chief Financial Officer